UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 19, 2018

MAGELLAN GOLD CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Nevada	_333-174287	27-3566922
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification number)

2010A Harbison Drive # 312, Vacaville, CA 95687
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code:   (707) 884-3766

______________________________________________________

(Former name or former address, if changed since last report)

___	Written communications pursuant to Rule 425 under the Securities Act
___	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
___	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
___	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

ITEM 3.02	UNREGISTERED SALE OF EQUITY SECURITIES

The following sets forth the information required by Item 701 of Regulation S-K with respect to the unregistered sales of equity securities by Magellan Gold Corporation, a Nevada corporation (the "Company"):

1a. On October 24, 2018 and October 31, 2018 respectively (the “Conversion Dates”), the Company received Notices of Conversion from Auctus Fund, LLC (“Auctus”) that it had elected to convert a total of $44,044.00, including principal, interest and conversion fees relative to a Convertible Promissory Note made by the Company in favor of Auctus, dated November 1, 2017, as amended on June 8, 2018 (the “Auctus Note”) into 3,850,000 shares (the “Shares”) of Common Stock (the “Auctus Conversion”). The Conversion Price of the Common Stock was $0.01144 per share.

b.       The shares are being issued to Auctus in reliance upon the exemption from the registration requirements under the Securities Act of 1933 as amended (the "Securities Act") contained in Section 4(2) thereof. The shares issued to Auctus are “restricted securities” within the meaning of Rule 144 under the Securities Act of 1933, as amended, but are eligible for immediate legend removal based upon the tacking provisions of Rule 144(d)(3) applicable to non-affiliates.

c.       The Company paid no fees or commissions in connection with the issuance of the Shares.

d.       The conversions of debt into the shares of Common Stock were undertaken without registration under the Securities Act in reliance upon an exemption from the registration requirements of the Securities Act set forth in Section 4(2) thereunder.

e.       See Item 3.02.1a. above for conversion details.

f.       Not applicable.

ITEM 8.01	OTHER EVENTS

On October 19, 2018, the Company repaid in full the remaining balance of a Convertible Promissory Note in favor of EMA Financial, LLC, dated November 2, 2017, as amended on June 8, 2018 (the “EMA Note”). The final balance paid to EMA was $155,053.95.

On October 31, 2018, the Company repaid in full the remaining balance of the Auctus Note detailed above in Item 3.02.1a. above. The final balance paid to Auctus was $86,216.92.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Magellan Gold Corporation

Date: November 8, 2018	By: /s/ W. Pierce Carson W. Pierce Carson, President and CEO

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